Exhibit 10.2

STOCK PURCHASE AGREEMENT

STOCK PURCHASE AGREEMENT (this “Agreement”), dated as of September __, 2019, by and between GBT TECHNOLOGIES, INC., a Nevada corporation (f/k/a Gopher Protocol, Inc.) (“Seller”), having an address at 8600 Inwood Road, Dallas, Texas 75209 and MARITAL TRUST GST SUBJECT U/W/O LEOPOLD SALKIND, a trust (“Purchaser”), having an address at 1165 Wrack Road, Meadowbrook, Pennsylvania 19046.

RECITALS

WHEREAS, Seller owns shares of common stock of Mobiquity Technologies, Inc., a New York corporation (the “MOBQ Common Stock”), which may be represented by stock certificates (“Certificated Shares”) or be book-entry shares (“Book-Entry Shares”); and

WHEREAS, Seller desires to sell to Purchaser, and Purchaser desires to purchase from Seller, a number of shares of MOBQ Common Stock in consideration for cash upon the terms, conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements set forth in this Agreement, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

l.       Purchase and Sale of MOBQ Shares.

1.1              Agreement to Purchase and Sell. As of the Closing (defined below), and subject to the terms and conditions of this Agreement, Seller hereby sells, assigns, transfers, conveys and delivers to Purchaser or his designee, and Purchaser hereby purchases and accepts from Seller, all of Seller’s right, title and interest in and to Seven Million (7,000,000) shares of MOBQ Common Stock (the “MOBQ Shares”), free and clear of any and all liens, charges, pledges, security interests, claims, mortgages, options, encumbrances, rights of first refusal, conditions, covenants and other restrictions, other than restrictions on transferability under the Securities Act of 1933, as amended, applicable state “blue sky” laws, and the rules and regulations promulgated thereunder (“Liens”). If this transaction is effectuated with a designee of Purchaser, the term “Purchaser” shall include such designee.

1.2              Consideration. In consideration for the sale of the Interests, at the Closing Purchaser shall deliver to Seller Sixty Seven Thousand Two Hundred Dollars ($67,200.00) in cash (the “Closing Cash Payment”).

2.       Closing.

2.1       The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place on a date determined by Purchaser upon at least one (1) business days’ notice, but such Closing shall take place no later than September 13, 2019 (the “Outside Closing Date”).

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2.2       At the Closing, Seller shall deliver to Purchaser the following, unless waived by Purchaser in writing:

(i)       stock certificates representing the MOBQ Shares that are Certificated Shares together with a stock power duly endorsed in blank, conveying the MOBQ Shares to Purchaser;

(ii)       an “agent’s message” or functional equivalent relating to the MOBQ Shares that are Book-Entry Shares, conveying such MOBQ Shares to Purchaser; and

(iii)       a certificate of the general partner of Seller certifying as to (A) the resolutions of the general partner(s) (or equivalent managing body) of Seller, duly adopted and in effect, which authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby, and (B) the names and signatures of the general partner(s) (or equivalent managing body) of Seller authorized to sign this Agreement and the documents to be delivered hereunder.

2.3       At the Closing, Purchaser shall deliver to Seller the following, unless waived by Seller in writing, the Closing Cash Payment, via bank check, or wire transfer to an account of Seller in accordance with wire transfer instructions provided by Seller to Purchaser at least one (1) business day prior to the Closing.

3.       Representations and Warranties of Purchaser. Purchaser hereby represents and warrants to Seller that:

3.1       Purchaser has full power and authority to enter into this Agreement and the documents to be delivered hereunder, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement and the documents to be delivered hereunder have been duly executed and delivered by Purchaser, and (assuming due authorization, execution and delivery by Seller) this Agreement and the documents to be delivered hereunder constitute legal, valid and binding obligations of Purchaser enforceable against Purchaser in accordance with their respective terms.

3.2       The execution, delivery and performance by Purchaser of this Agreement and the documents to be delivered hereunder, and the consummation of the transactions contemplated hereby, do not and will not: (a) violate or conflict with any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Purchaser; or (c) conflict with, or result in (with or without notice or lapse of time or both) any violation of, or default under, or give rise to a right of termination, acceleration or modification of any obligation or loss of any benefit under any contract or other instrument to which Purchaser is a party. No consent, approval, waiver or authorization is required to be obtained by Purchaser from any person or entity (including any governmental authority) in connection with the execution, delivery and performance by Purchaser of this Agreement and the consummation of the transactions contemplated hereby.

3.3       There is no claim, action, suit, proceeding or governmental investigation ("Action")  pending or, to Purchaser’s knowledge, threatened against or by Purchaser or any affiliate of Purchaser that challenges or seeks to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement. No event has occurred or circumstances exist that may give rise or serve as a basis for any such Action.

3.4       No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Purchaser.

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3.5       Purchaser understands that the MOBQ Shares are “restricted securities” and have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling the MOBQ Shares or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of the MOBQ Shares in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of the MOBQ Shares in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting Purchaser’s right to sell the Securities pursuant to any registration statement or otherwise in compliance with applicable federal and state securities laws).

3.6       Purchaser is an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act.

3.7       Purchaser, either alone or together with his representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the MOBQ Shares, and has so evaluated the merits and risks of such investment. Purchaser is able to bear the economic risk of an investment in the MOBQ Shares and, at the present time, is able to afford a complete loss of such investment.

4.       Representations and Warranties of Seller. Seller hereby represents and warrants to Purchaser that:

4.1        Seller is a corporation duly organized, validly existing and in good standing under the laws of the state of Nevada. Seller has full corporate power and authority to enter into this Agreement and the documents to be delivered hereunder, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by Seller of this Agreement and the documents to be delivered hereunder and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of Seller. This Agreement and the documents to be delivered hereunder have been duly executed and delivered by Seller, and (assuming due authorization, execution and delivery by Purchaser) this Agreement and the documents to be delivered hereunder constitute legal, valid and binding obligations of Seller, enforceable against Seller in accordance with their respective terms.

4.2        The execution, delivery and performance by Seller of this Agreement and the documents to be delivered hereunder, and the consummation of the transactions contemplated hereby, do not and will not: (a) violate or conflict with the certificate of limited partnership, partnership agreement or other organizational documents of Seller or other organizational documents of Seller; (b) violate or conflict with any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Seller; (c) conflict with, or result in (with or without notice or lapse of time or both) any violation of, or default under, or give rise to a right of termination, acceleration or modification of any obligation or loss of any benefit under any contract or other instrument to which Seller is a party; or (d) result in the creation or imposition of any Lien on the MOBQ Shares. No consent, approval, waiver or authorization is required to be obtained by Seller from any person or entity (including any governmental authority) in connection with the execution, delivery and performance by Seller of this Agreement and the consummation of the transactions contemplated hereby.

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4.3       There is no Action of any nature pending or, to Seller's knowledge, threatened against or by Seller (a) relating to or affecting the  Interests; or (b) that challenges or seeks to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement. No event has occurred or circumstances exist that may give rise to, or serve as a basis for, any such Action.

4.4       Seller is the sole legal, beneficial, record and equitable owner of the MOBQ Shares, free and clear of any and all Liens whatsoever.

4.5       No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Seller.

5.       Termination of Agreement. This Agreement may be terminated at any time prior to the Closing:

5.1       By the mutual written consent of Seller and the Purchaser.

5.2       By either Purchaser or Seller if there has been a material misrepresentation, material breach of warranty or material failure to perform obligations on the part of the other party in respect of the representations, warranties and obligations set forth in this Agreement if (i) the party claiming material breach or failure to perform on the part of the other party is not then in material breach of this Agreement, (ii) the party claiming material breach or failure to perform on the part of the other party serves written notice thereof on the other party as soon as practicable after it becomes aware of such material breach or failure, and (iii) such material breach or failure is not remedied within ten (10) days after notice thereof has been given to such other party.

5.3       By either Purchaser or Seller in writing, without liability, if there is any order, writ, injunction or decree of any governmental authority, regulatory body, or body with rule-making authority (including, without limitation any securities exchange or securities market) binding upon Purchaser or Seller, which prohibits or restrains Purchaser or Seller from consummating the transaction contemplated by this Agreement.

5.4       By either Purchaser or Seller if the Closing has not occurred on or before the Outside Date, unless extended by mutual agreement of Purchaser and the Seller, if the delay has not been caused by the failure of the party seeking termination to perform or comply with any of the covenants, agreements or conditions hereof to be performed or complied with by it prior to the Closing.

6.       Miscellaneous.

6.1       Further Assurances. Following the Closing, each of the parties hereto shall execute and deliver such additional documents, instruments, conveyances and assurances, and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated by this Agreement.

6.2 Governing Law; Waiver of Jury Trial. This Agreement shall be governed by the internal law of the State of New York without regard to the choice of law provisions of any jurisdiction. Each party hereto irrevocably submits to the exclusive jurisdiction of the courts located within Suffolk County, New York for the purposes of any action or claim arising out of this Agreement or any transaction contemplated hereby, and agrees to commence any such action or claim only in such courts. Each party acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Agreement or the transactions contemplated hereby.

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6.3        Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

6.4        Headings. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

6.5        Expenses. Except as expressly set forth herein, each party hereto shall bear its own costs and expenses in connection with this Agreement and the transactions contemplated hereby, including all legal, accounting, financial advisory, consulting and all other fees and expenses of third parties, whether or not the transactions contemplated by this Agreement are consummated.

6.6       Amendments. This Agreement shall not be amended, modified or terminated except by a written agreement dated subsequent to the date of this Agreement and signed on behalf of Purchaser and Seller.

6.7        Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

6.8        Entire Agreement. This Agreement and the other agreements, documents and instruments referred to herein or contemplated hereby constitute the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties are expressly canceled.

6.9       Notices. All notices, requests, demands, claims and other communications hereunder shall be in writing. Any notice, request, demand, claim or other communication hereunder shall be deemed duly delivered to the parties at their respective addresses set forth in the header paragraph of this Agreement, upon the earlier of (a) actual receipt, regardless of the means of delivery, or (b) one (1) business day after it is sent by (i) a nationally recognized courier service for delivery within one (1) business day or (ii) email, provided that a confirmation copy is sent on the same day as the e-mail transmission by a nationally recognized courier service or certified mail, return receipt requested, in each case to the intended recipient as set forth below. A party may change its address for notice by giving the other parties notice in the manner provided herein.

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IN WITNESS WHEREOF, the parties have executed this Stock Purchase Agreement as of the date first written above.

SELLER: GBT TECHNOLOGIES, INC.
By: /s/Douglas Davis Name: Douglas Davis Title: CEO

PURCHASER: MARITAL TRUST GST SUBJECT U/W/O LEOPOLD SALKIND By: /s/ Gene Salkind Gene Salkind, Trustee

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